Exhibit (a)(37)


                               THE RBB FUND, INC.

                              ARTICLES OF AMENDMENT

                  THE  RBB  FUND,  INC.,  a  Maryland   corporation  having  its
principal office in the State of Maryland in Baltimore City, Maryland, thereinafter called (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The charter of the Corporation is hereby amended by redesignating the issued and unissued shares of Class QQ (Boston Partners Large Cap Value Fund - Institutional Class), Class RR (Boston Partners Large Cap Value Fund - Investor Class), Class SS (Boston Partners Large Cap Value Fund - Advisor Class), Class TT (Boston Partners Mid Cap Value Fund - Investors Class), Class UU (Boston Partners Mid Cap Value Fund - Institutional Class), Class VV (Boston Partners All-Cap Value Fund - Institutional Class), Class WW (Boston Partners All-Cap Value Fund - Investor Class), Class DDD (Boston Partners Small Cap Value Fund II - Institutional Class), Class EEE (Boston Partners Small Cap Value Fund II - Investor Class), Class III (Boston Partners Long/Short Equity Fund -
Institutional Class), Class JJJ (Boston Partners Long/Short Equity Fund - Investor Class), Class KKK (Boston Partners Funds), and Class LLL (Boston Partners Funds) as follows:

----------------------------------------------------------------------------------------------------------------------
                      OLD DESIGNATION                                            NEW DESIGNATION
----------------------------------------------------------------------------------------------------------------------
Class QQ Boston Partners Large Cap Value Fund -              Class QQ Robeco Boston Partner Large Cap Value Fund -
Institutional Class                                          Institutional Class
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class RR Boston Partners Large Cap Value Fund -              Class RR Robeco Boston Partners Large Cap Value Fund -
Investor Class                                               Investor Class
----------------------------------------------------------------------------------------------------------------------
Class SS Boston Partners Large Cap Value Fund -              Class SS Robeco Boston Partners Large Cap Value Fund -
Advisor Class                                                Advisor Class
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class TT Boston Partners Mid Cap Value Fund -                Class TT Robeco Boston Partners Mid Cap Value Fund -
Investor Class                                               Investor Class
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class UU Boston Partners Mid Cap Value Fund -                Class UU Robeco Boston Partners Mid Cap Value Fund -
Institutional Class                                          Institutional Class
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class VV Boston Partners All Cap Value Fund -                Class VV Robeco Boston Partners All Cap Value Fund -
Institutional Class                                          Institutional Class
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class WW Boston Partners All Cap Value Fund -                Class WW Robeco Boston Partners All Cap Value Fund -
Investor Class                                               Investor Class
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class DDD Boston Partners Small Cap Value Fund II -          Class DDD Robeco Boston Partners Small Cap Value Fund
Institutional Class                                          II - Institutional Class
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class EEE Boston Partners Small Cap Value Fund II -          Class EEE Robeco Boston Partners Small Cap Value Fund II
Investor Class                                               - Investor Class
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class III Boston Partners Long/Short Equity Fund -           Class III Robeco Boston Partners Long/Short Equity Fund
Institutional Class                                          - Institutional Class
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class JJJ Boston Partners Long/Short Equity Fund -           Class JJJ Robeco Boston Partners Long/Short Equity Fund
Investor Class                                               - Investor Class
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class KKK Boston Partners Funds                              Class KKK Robeco Boston Partners Funds
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Class LLL Boston Partners Funds                              Class LLL Robeco Boston Partners Funds
----------------------------------------------------------------------------------------------------------------------


         SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors: the foregoing amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

         IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officer who acknowledges that these Articles of Amendment are the act of the Corporation, that to the best of his knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.


                              THE RBB FUND, INC.



                              By:
                                    --------------------------------------------
                                    Edward J. Roach
                                    President

WITNESS:



------------------------------------
Michael P. Malloy
Assistant Secretary


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